Exhibit (32.1)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Quarterly Report of Pitney Bowes Inc. (the "company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Michael J. Critelli, Chief Executive Officer of the company, certify that, to the best of my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.



/s/ Michael J. Critelli
-----------------------
Michael J. Critelli
Chief Executive Officer
August 11, 2003

A signed original of this written statement required by Section 906 has been provided to Pitney Bowes Inc. and will be retained by Pitney Bowes Inc. and furnished to the Securities and Exchange Commission or its staff upon request.